U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 29, 2005

CASCADE NATURAL GAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On August 29, 2005, the Company entered into an underwriting agreement with A.G. Edwards & Sons, Inc., as underwriter (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the underwriter, and the underwriter agreed to purchase from the Company, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, $15,000,000 aggregate principal amount of the Company’s 5.21% Notes due September 1, 2020.  The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 8.01               Other Events.

On September 1, 2005, the Company issued $15,000,000 aggregate principal amount of its 5.21% Notes due September 1, 2020 (the “Notes”).  The Notes were issued under an indenture dated as of August 1, 1992, as supplemented, pursuant to the provisions of an Officers’ Certificate dated September 1, 2005 (the “Officers’ Certificate”) and the prospectus supplement of the Company, dated August 29, 2005 (the “Prospectus Supplement”), which Prospectus Supplement supplements the Company’s prospectus, dated October 11, 2001, under the Company’s Registration Statement on Form S-3, Registration No. 333-69516.  A copy of the Officers’ Certificate, including the form of the Notes, is attached hereto as Exhibit 4.1.  The Notes were sold in accordance with the Underwriting Agreement described in Item 1.01 above.  Copies of the legal opinions of Hillis Clark Martin & Peterson, P.S. and Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes are attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 29, 2005, between the Company and A.G. Edwards & Sons, Inc., as underwriter.

4.1	Officers’ Certificate of the Company, dated September 1, 2005 (including form of Notes).

5.1	Opinion of Hillis Clark Martin & Peterson, P.S., counsel for the Company, regarding the legality of the Notes.

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Hillis Clark Martin & Peterson, P.S. (filed with Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP (filed with Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: September 1, 2005	By:	/s/ Richard A. Davis
Richard A. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 29, 2005, between the Company and A.G. Edwards & Sons, Inc., as underwriter.

4.1	Officers’ Certificate of the Company, dated September 1, 2005 (including form of Notes).

5.1	Opinion of Hillis Clark Martin & Peterson, P.S., counsel for the Company, regarding the legality of the Notes.

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Hillis Clark Martin & Peterson, P.S. (filed with Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP (filed with Exhibit 5.2).